First Trust Hedged Strategies Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2026 (Unaudited)

Number of Shares	Cost		Value
		PRIVATE INVESTMENT VEHICLES - 89.0%
		INVESTMENT PARTNERSHIPS - 89.0%
N/A1	$3,000,000	Acer Tree Credit Opportunities Partners LP*,2	$3,180,845
N/A1	1,500,000	Atlas Enhanced Fund Partners LP*,2	1,501,662
N/A1	2,000,000	Cartenna Partners LP*,2	2,225,382
N/A1	1,000,000	Cevian Capital II LP*,2	1,112,668
N/A1	2,953,255	Dorsal Capital Partners LP*,2	3,553,076
N/A1	3,195,513	DSC Meridian Credit Opportunities Onshore Fund LP*,2	4,455,667
N/A1	3,059,915	Linden Investors LP*,2	5,382,626
N/A1	2,822,410	Old Orchard Credit Fund Ltd.*,2	3,481,521
N/A1	2,532,236	Point72 Capital, L.P.*,2	4,212,273
N/A1	2,441,576	Prana Absolute Return Fund LP*,2	3,047,440
N/A1	1,858,239	RA Capital Healthcare Fund, LP*,2	4,345,444
N/A1	1,178,071	RiverNorth Capital Partners, L.P.*,2	1,510,212
N/A1	1,653,764	RiverNorth Inst. Partners, L.P.*,2	2,103,529
N/A1	2,886,524	Sachem Head LP*,2	6,857,031
N/A1	2,500,000	Schonfeld Strategic Partners Fund, LLC*,2	2,872,705
N/A1	2,725,289	Sofinnova BioEquities LP*,2	3,162,935
N/A1	3,992,480	Walleye Opportunities Fund LP*,2	5,448,778
		TOTAL PRIVATE INVESTMENT VEHICLES
		(Cost $41,299,272)	58,453,794

Principal Amount ($)
		SHORT-TERM INVESTMENTS - 8.5%
5,602,470		UMB Bank Money Market Special II Deposit Investment, 3.48%[3]	5,602,470
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $5,602,470)	5,602,470

		TOTAL INVESTMENTS - 97.5%
		(Cost $46,881,540)	64,056,264

		Other Assets in Excess of Liabilities - 2.5%	1,655,199
		TOTAL NET ASSETS - 100.0%	$65,711,463

LP - Limited Partnership
LLC - Limited Liability Company

* Non-income producing security.
[1] Investment does not issue shares.
[2] The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy table located in Note 2.
[3] The rate is the annualized seven-day yield at period end.

See accompanying Notes to the Schedule of Investments.

First Trust Hedged Strategies Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2026 (Unaudited)

Securities With Restrictions on Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Acer Tree Credit Opportunities Partners LP1	Quarterly	45 Days	$3,000,000	$3,180,845	2/1/2025
Atlas Enhanced Fund Partners LP1	Quarterly	70 Days	1,500,000	1,501,662	2/2/2026
Cartenna Partners LP1	Monthly	45 Days	2,000,000	2,225,382	3/1/2025
Cevian Capital II LP1	Monthly	90 Days	1,000,000	1,112,668	4/1/2026
Dorsal Capital Partners LP1	Quarterly	45 Days	2,953,255	3,553,076	7/3/2023
DSC Meridian Credit Opportunities Onshore Fund LP1	Quarterly[2]	65 Days	3,195,513	4,455,667	7/3/2023
Linden Investors LP1	Quarterly[2]	65 Days	3,059,915	5,382,626	7/3/2023
Old Orchard Credit Fund Ltd.[1]	Quarterly[2]	65 Days	2,822,410	3,481,521	9/1/2023
Point72 Capital, L.P.[1]	Quarterly[2]	45 Days	2,532,236	4,212,273	8/1/2023
Prana Absolute Return Fund LP1	Quarterly	45 Days	2,441,576	3,047,440	7/3/2023
RA Capital Healthcare Fund, LP1	Quarterly[3]	95 Days	1,858,239	4,345,444	7/3/2023
RiverNorth Capital Partners, L.P.[1]	Monthly[3]	65 Days	1,178,071	1,510,212	7/3/2023
RiverNorth Inst. Partners, L.P.[1]	Monthly[3]	65 Days	1,653,764	2,103,529	7/3/2023
Sachem Head LP1	Quarterly[2]	65 Days	2,886,524	6,857,031	7/3/2023
Schonfeld Strategic Partners Fund, LLC[1]	Quarterly[4]	45 Days	2,500,000	2,872,705	4/1/2025
Sofinnova BioEquities LP1	Quarterly	60 Days	2,725,289	3,162,935	7/3/2023
Walleye Opportunities Fund LP1	Monthly[2]	30 Days	3,992,480	5,448,778	7/3/2023
Totals:			$41,299,272	$58,453,794

[1] Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
[2] The Underlying Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Underlying Fund.
[3] The Underlying Fund can institute a gate provision on redemptions at the fund level of 10 – 25% of the fair value of the investment in the Underlying Fund.
[4] The Underlying Fund can institute a gate provision on redemptions at the investor level of 12.5% of the fair value of the investment in the Underlying Fund.

See accompanying Notes to the Schedule of Investments.

First Trust Hedged Strategies Fund
PORTFOLIO COMPOSITION (Unaudited)
As of June 30, 2026

Country of Incorporation	Value	Percent of Total Net Assets
United States	$64,056,264	97.5%
Total Investments	64,056,264	97.5%
Other Assets in Excess of Liabilities	1,655,199	2.5%
Total Net Assets	$65,711,463	100.0%

See accompanying Notes to the Schedule of Investments.

First Trust Hedged Strategies Fund
NOTES TO THE SCHEDULE OF INVESTMENTS
As of June 30, 2026 (Unaudited)

Note 1 – Valuation of Investments

UMB Fund Services, Inc. ("UMBFS"), the Fund’s administrator, calculates the Fund’s net asset value ("NAV") as of the close of business on each business day and at such other times as the Board of Trustees (the "Board") may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated First Trust Capital Management L.P., (the "Investment Adviser") as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

As a general matter, the fair value of the Fund’s interest in an Underlying Fund (i.e., generally a private fund that is excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) will represent the amount that the Fund could reasonably expect to receive from the Underlying Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. The Valuation Designee will determine the fair value of such Underlying Fund based on the most recent final or estimated value reported by the Underlying Fund, as well as any other relevant information available at the time the Valuation Designee values its portfolio. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of an Underlying Fund.

Between the periodic valuation periods, the NAVs of such Underlying Funds are adjusted daily based on the total return that each Underlying Fund is estimated by the Valuation Designee to generate during the period. The Valuation Designee monitors these estimates regularly and updates them as necessary if macro or individual Underlying Fund changes warrant any adjustments, subject to the review and supervision of the Board.

The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with generally accepted accounting principles in the United States of America ("GAAP") and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.

Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in Underlying Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular Underlying Fund under consideration.

Debt securities will generally be valued using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.

Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee (in reliance on the Underlying Funds and/or their administrators) regarding appropriate valuations should prove incorrect.

First Trust Hedged Strategies Fund
NOTES TO THE SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2026 (Unaudited)

Note 2 – Fair Value Measurements and Disclosure

ASC 820, Fair Value Measurement (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.

Under ASC 820 various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the NAV as practical expedient in accordance with GAAP are not included in the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Private Investment Vehicles	$-	$-	$58,453,794	$58,453,794
Short-Term Investments	5,602,470	-	-	5,602,470
Total Investments	$5,602,470	$-	$58,453,794	$64,056,264